OFFICE OF THE U.S. TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                       For the month ended March 31, 1999


Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)


                                             Document   Previously  Explanation
Required Attachments:                        Attached   Submitted     Attached

1.  Tax Receipts                                ( )        (X)          (X)

2.  Bank Statements                             ( )        ( )          (X)

3.  Most recently filed Income Tax Return       ( )        ( )          (X)

4.  Most recent Annual Financial Statements     ( )        (X)          ( )
     prepared by accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.


RESPONSIBLE PARTY:


                                   Senior Vice President/Chief Financial Officer
---------------------------------  ---------------------------------------------
SIGNATURE OF RESPONSIBLE PARTY                      TITLE



       David R. Gibson                                            April 30, 1999
---------------------------------  ---------------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                   DATE

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                                   ATTACHMENT
                       For the month ended March 31, 1999


Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)


1. Payroll tax filings and payments are made by Automated Data Processing, Inc. (an outside payroll processing company). Evidence of tax payments are available upon request. Previously, the Debtors filed copies of such evidence for the third quarter of 1996 with the US Trustee.

      Please see the Status of Post Petition Taxes attached hereto for the month's activity.


2. The Debtors have 34 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows in the Monthly Operating Report. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.


3. The Debtors have filed final federal and state income tax returns for the years ended December 31, 1997 and 1996 and have made estimated income tax payments for 1998 and 1999 where applicable. Copies of these tax returns are available upon request. Previously, the Debtors filed copies of such income tax returns for the year ended December 31, 1995 with the US Trustee.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                             CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                       For the month ended March 31, 1999


Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)


See Statement of Operations for reporting period attached.

HEADNOTES:

These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

(1) In accordance with AICPA Statement of Position 90-7 "Financial Reporting by Entities in Reorganization under the Bankruptcy Code", in March 1999 the Company reduced various liabilities subject to compromise by approximately
$3.1 million to reflect changes in estimated allowed pre-petition claims.

(2) Other (Income)Expense in March 1999 includes income of approximately $2.1 million resulting from a legal settlement due to the Company as a result of the resolution of a dispute with an equipment provider, and is offset by a write off of such equipment of approximately $0.4 million. This settlement agreement is subject to Bankruptcy Court approval.

                    MobileMedia Corporation and Subsidiaries
                      Consolidated Statements of Operations
                      For the Months Ended March 31, 1999,
                     February 28, 1999 and January 31, 1999
                                   (Unaudited)
                                 (in thousands)

                                                                    March             February             January
                                                                    1999                1999                1999
                                                               ---------------      -------------     -----------------
Paging Revenues
  Service, Rents & Maintenance                                         $33,312            $33,525               $33,795

Equipment Sales
  Product Sales                                                          1,622              1,655                 1,916
  Cost of Products Sold                                                  1,086              1,094                 1,335
                                                               ---------------      -------------     -----------------
    Equipment Margin                                                       536                561                   580

  Net Revenue                                                           33,848             34,086                34,375

Operating Expense
  Service, Rents & Maintenance                                           9,107              9,045                 8,926
  Selling                                                                5,091              4,344                 4,701
  General & Administrative                                              10,540             10,321                10,623

                                                               ---------------      -------------     -----------------
  Operating  Expense Before Depr. & Amort.                              24,738             23,709                24,250

  EBITDA Before Reorganization and Restructuring Costs                   9,110             10,377                10,125

  Reorganization Costs                                                   1,924              1,740                 1,404
                                                               ---------------      -------------     -----------------

   EBITDA after Reorganization and Restructuring Costs                   7,186              8,637                 8,722

Depreciation                                                             6,913              6,770                 6,818
Amortization                                                             2,489              2,502                 2,477
Amortization of Deferred Gain                                             (389)              (389)                 (389)
                                                               ---------------      -------------     -----------------
  Total Depreciation and Amortization                                    9,013              8,883                 8,906

Operating Income(Loss)                                                  (1,827)              (247)                 (184)

Interest Expense                                                         3,403              3,106                 3,508
Reduction of Liabilities Subject to Compromise
  to Estimated Allowed Claims                                            3,050 (1)              0                     0

Other (Income)Expense                                                   (1,672)(2)              0                   (69)
Income Taxes                                                               123                 85                     0
                                                               ---------------      -------------     -----------------

Net Income(Loss)                                                         ($633)           ($3,438)              ($3,624)
                                                               ===============      =============     =================

                          See Accompanying Notes.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                      CONDENSED CONSOLIDATED BALANCE SHEET
                       For the month ended March 31, 1999


Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)


See balance sheet attached.

HEADNOTES:

These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

    (1) Under the Company's cash management system, checks issued but not presented to banks occasionally result in overdraft balances for accounting purposes and are classified as "Book Cash Overdrafts" in the balance sheet.

              MobileMedia Corporation and Subsidiaries
                     Consolidated Balance Sheets
    As of March 31, 1999, February 28, 1999 and January 31, 1999
                             (Unaudited)
                           (in thousands)

                                                                                  March           February          January
                                                                                   1999             1999             1999
                                                                              --------------   ---------------  ---------------
Assets:
      Current Assets:
            Cash                                                                        ($0)               $0              $56
            Accounts Receivable, Net                                                 37,270            42,422           40,086
            Inventory                                                                 1,609             1,673            1,905
            Prepaid Expenses                                                          5,261             5,761            6,018
            Other Current Assets                                                      4,900             4,860            4,853
                                                                              --------------   ---------------  ---------------
                    Total Current Assets                                             49,040            54,716           52,919

      Noncurrent Assets:
            Property and Equipment, Net                                             225,566           224,894          222,255
            Deferred Financing Fees, Net                                             18,384            18,687           18,991
            Intangible Assets, Net                                                  258,793           261,265          263,649
            Other Assets                                                                784               802              819
                                                                              --------------   ---------------  ---------------
                   Total Noncurrent Assets                                          503,527           505,648          505,715

            Total Assets                                                           $552,567          $560,364         $558,634
                                                                              ==============   ===============  ===============



Liabilities and Stockholders' Equity:
      Liabilities Not Subject to Compromise:
            DIP Credit Facility                                                      $5,000            $2,000               $0
            Accrued Reorganization Costs                                              7,197             6,249            5,289
            Accrued Wages, Benefits and Payroll Taxes                                 9,944            13,410           13,275
            Accounts Payable - Post Petition                                          7,334             8,204            5,048
            Book Cash Overdrafts                                                      1,255 (1)         3,830 (1             0
            Accrued Interest                                                          3,566             3,271            3,671
            Accrued Expenses and Other Current Liabilities                           30,072            30,988           34,704
            Current Income Tax Payable                                                1,200             1,743            1,921
            Advance Billings and Customer Deposits                                   28,892            29,065           29,375
            Deferred Gain on Tower Sale                                              67,278            67,667           68,056
                                                                              --------------   ---------------  ---------------
            Total Liabilities Not Subject To Compromise                             161,739           166,427          161,338

      Liabilities Subject to Compromise:
            Accrued Wages, Benefits and Payroll Taxes                                   476               476              476
            Chase Credit Facility                                                   479,000           479,000          479,000
            Notes Payable - 10 1/2%                                                 174,125           174,125          174,125
            Notes Payable - 9 3/8%                                                  250,000           250,000          250,000
            Notes Payable - Yampol                                                      986               986              986
            Notes Payable - Dial Page 12 1/4%                                         1,570             1,570            1,570
            Accrued Interest                                                         17,578            17,578           17,578
            Accounts Payable- Pre Petition                                           15,351            15,408           15,408
            Accrued Expenses and Other Current Liabilities - Pre Petition            12,231            14,650           14,570
                                                                              --------------   ---------------  ---------------
                    Total Liabilities Subject To Compromise                         951,317           953,793          953,714

      Deferred Tax Liability                                                          2,655             2,655            2,655

      Stockholders' Equity
            Class A Common Stock                                                         50                50               50
            Class B Common Stock                                                          2                 2                2
            Additional Paid-In Capital                                              689,148           689,148          689,148
            Accumulated Deficit - Pre Petition                                   (1,171,108)       (1,171,108)      (1,171,108)
            Accumulated Deficit - Post Petition                                     (75,114)          (74,481)         (71,042)
                                                                              --------------   ---------------  ---------------
                    Total Stockholders' Equity                                     (557,021)         (556,388)        (552,950)
            Less:
            Treasury Stock                                                           (6,123)           (6,123)          (6,123)
                                                                              --------------   ---------------  ---------------
                    Total Stockholders' Equity                                     (563,144)         (562,511)        (559,073)

                    Total Liabilities and Stockholders' Equity                     $552,567          $560,364         $558,634
                                                                              ==============   ===============  ===============

                             See Accompanying Notes

Footnotes to the Financial Statements:

1. These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.


2. On January 30, 1997 (the "Filing Date"), MobileMedia Corporation (the "Company"), MobileMedia Communications, Inc. ("MobileMedia Communications") and all seventeen of MobileMedia Communications' subsidiaries (collectively with the Company and MobileMedia Communications, the "Debtors"), filed for protection under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code"). The Debtors are operating as debtors-in-possession and are subject to the jurisdiction of the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").


      The Bankruptcy Court has authorized the Debtors to pay certain pre-petition creditors. These permitted pre-petition payments include: (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) property taxes; (vii) customer refunds; and (viii) customer rewards.


      On August 20, 1998, Arch Communications Group, Inc. ("Arch") and the Debtors announced a definitive merger agreement for Arch to acquire the Debtors. This merger agreement was amended as of September 3, 1998 and as of December 1, 1998. Under the terms of the agreement, Arch will acquire the Debtors for a combination of cash, the assumption of certain liabilities, and the issuance of Arch common stock and rights to acquire Arch common stock. The transaction will be implemented through the Debtors' Third Amended Joint Plan of Reorganization filed with the Bankruptcy Court on December 2, 1998 ("the Amended Plan"). A Disclosure Statement related to the Amended Plan was approved by the Bankruptcy Court on December 11, 1998 and a hearing on confirmation of the Amended Plan commenced on February 3, 1999. On February 12, 1999, the Bankruptcy Court ordered the Debtors to resolicit the votes of the holders of claims in Class 6 under the Amended Plan (General Unsecured Creditors), and on February 18, 1999, the Bankruptcy Court approved a Notice of Supplemental Disclosure, with attachment, to be used by the Debtors in connection with such resolicitation. The resolicitation was completed on March 23, 1999, and the holders of claims in Class 6 voted to accept the Amended Plan. Also on March 23, 1999, the Bankruptcy Court approved a Stipulation that resolved objections to the Amended Plan that had been filed by certain unsecured creditors of the Debtors. The Amended Plan was confirmed by the Bankruptcy Court on April 12, 1999.

3. Since the Filing Date, the Debtors have continued to manage their business as debtors-in-possession under sections 1107 and 1108 of the Bankruptcy Code. During the pendency of the Chapter 11 cases, the Bankruptcy Court has jurisdiction over the assets and affairs of the Debtors, and their continued operations are subject to the Bankruptcy Court's protection and supervision. The Debtors have sought, obtained, and are in the process of applying for, various orders from the Bankruptcy Court intended to stabilize and reorganize their business and minimize any disruption caused by the Chapter 11 cases.


4. The Company is one of the largest paging companies in the U.S., with approximately 3.1 million units in service at March 31, 1999, and offers local, regional and national paging services to its subscribers. The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. The Company's business is conducted primarily through the Company's principal operating subsidiary, MobileMedia Communications, and its subsidiaries. The Company markets its services primarily under the "MobileComm" brand name. All significant intercompany accounts and transactions have been eliminated.


5. During January 1999, the Company completed the sale of its minority interest in Abacus Communications Partners, L.P., to Abacus Exchange Inc. for $1.4 million.


6. As previously announced in its September 27, 1996 and October 21, 1996 releases, misrepresentations and other violations had occurred during the licensing process for as many as 400 to 500, or approximately 6% to 7%, of the Company's approximately 8,000 local transmission one-way paging stations. The Company caused an investigation to be conducted by its outside counsel, and a comprehensive report regarding these matters was provided to the FCC in the fall of 1996. In cooperation with the FCC, outside counsel's investigation was expanded to examine all of the Company's paging licenses, and the results of that investigation were submitted to the FCC on November 8, 1996. As part of the cooperative process, the Company also proposed to the FCC that a Consent Order be entered which would result, among other things, in the return of certain local paging authorizations then held by the Company, the dismissal of certain pending applications for paging authorizations, and the voluntary acceptance of a substantial monetary forfeiture.


      On January 13, 1997, the FCC issued a Public Notice relating to the status of certain FCC authorizations held by the Company. Pursuant to the Public Notice, the FCC announced that it had (i) automatically terminated approximately 185 authorizations for paging facilities that were not constructed by the expiration date of their construction permits and remained unconstructed, (ii) dismissed approximately 94 applications for fill-in sites around existing paging stations (which had been filed under the so-called "40-mile rule") as defective because they were predicated upon unconstructed facilities and (iii) automatically terminated approximately 99 other authorizations for paging facilities that were constructed after the expiration date of their construction permits. With respect to the approximately 99 authorizations where the underlying station was untimely constructed, the FCC granted the Company interim operating authority subject to further action by the FCC.

      On April 8, 1997, the FCC adopted an order commencing an administrative hearing into the qualification of the Company to remain a licensee. The order directed an Administrative Law Judge to take evidence and develop a full factual record on directed issues concerning the Company's filing of false forms and applications. The Company was permitted to operate its licensed facilities and provide service to the public during the pendency of the hearing.


      On June 6, 1997, the FCC issued an order staying the hearing proceeding in order to allow the Company to develop and consummate a plan of reorganization that provides for a change of control of the Company and a permissible transfer of the Company's FCC licenses. The grant of the stay was premised on the availability of an FCC doctrine known as Second Thursday, which provides that if there is a change of control that meets certain conditions, the regulatory issues designated for hearing will be resolved by the transfer of the Company's FCC licenses to the new owners of the Company and the hearing will not proceed.

      On February 5, 1999 the FCC granted the Debtors' Second Thursday application and approved the license transfers to Arch contemplated by the Amended Plan (the "FCC Grant"). This approval is final and can not be appealed, however, any material changes to the Amended Plan in its current form or failure to consummate the Plan within nine months of confirmation would require supplemental approval from the FCC.

      In the event that the Company were unable to to consummate the Amended Plan within the timeframe contemplated by the FCC Grant, the Company could be required to proceed with the hearing, which, if adversely determined, could result in the loss of the Company's licenses or substantial monetary fines, or both. Such an outcome would have a material adverse effect on the Company's financial condition and results of operations.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         CONSOLIDATED STATEMENT OF CASH
                           RECEIPTS AND DISBURSEMENTS
                       For the month ended March 31, 1999


Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)


The Debtors have 34 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows for the reporting period which is attached. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

HEADNOTES:

These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

(1) During January, the Company completed the sale of its minority interest in Abacus Communications Parters, L.P., to Abacus Exchange Inc. for $1.4 million.

(2) In accordance with AICPA Statement of Position 90-7 "Financial Reporting by Entities in Reorganization under the Bankruptcy Code", in March 1999 the Company reduced various liabilities subject to compromise by approximately $3.1 million to reflect changes in estimated allowed pre-petition claims.

(3) Under the Company's cash management system, checks issued but not presented to banks occasionally result in overdraft balances for accounting purposes and are classified as "Book Cash Overdrafts" in the balance sheet.

                    MobileMedia Corporation and Subsidiaries
                      Consolidated Statements Of Cash Flows
   For The Months Ended March 31, 1999, February 28, 1999 and January 31, 1999
                                   (Unaudited)
                                 (in thousands)

                                                                                      March           February         January
                                                                                       1999             1999             1999
                                                                                   -------------    -------------    -------------
Operating Activities
   Net Income(Loss)                                                                       ($633)         ($3,438)         ($3,624)
   Adjustments To Reconcile Net Income(Loss) To Net Cash
   Provided By (Used In) Operating Activities:
      Depreciation And Amortization                                                       9,402            9,272            9,295
      Provision For Uncollectible Accounts And Returns                                      390              885              856
      Amortization of Deferred Gain on Sale of Tower Assets                                (389)            (389)            (389)
      Write Down of Investment in Affiliate to Net Realizable Value                           0                0                0
      Reversal of Estimated Loss on Discontinued Operations                                   0                0                0
      Reduction of Liabilities Subject to Compromise to Estimated Allowed Claims         (3,050)(2)            0                0
      Deferred Financings Fees, Net                                                         304              304              304
      Change In Operating Assets and Liabilities:
         Accounts Receivable                                                              4,762           (3,221)          (2,000)
         Inventory                                                                           64              232              287
         Prepaid Expenses And Other Assets                                                  460              151             (494)
         Accounts Payable, Accrued Expenses and Other                                    (7,980)            (272)           2,634
                                                                                   -------------    -------------    -------------
Net Cash Provided By (Used In) Operating Activities                                       3,330            3,523            6,868


Investing Activities
   Construction And Capital Expenditures,
         Including Net Change In Pager Assets                                            (7,965)          (9,409)          (9,430)
   Net Proceeds From the Sale of Investment in Abacus                                         0                0            1,400(1)
   Net Loss From the Disposal of Fixed Assets                                               379                0                0

                                                                                   -------------    -------------    -------------
Net Cash Provided By (Used In) Investing Activities                                      (7,585)          (9,409)          (8,030)


Financing Activities

   Book Cash Overdrafts                                                                   1,255(3)         3,830(3)             0
   Borrowings (Repayments) of DIP Credit Facility                                         3,000            2,000                0
                                                                                   -------------    -------------    -------------
Net Cash Provided By (Used In) Financing Activities                                       4,255            5,830                0


Net Increase (Decrease) In Cash and Cash Equivalents                                          0              (56)          (1,162)
Cash and Cash Equivalents At Beginning Of Period                                              0               56            1,218
                                                                                   -------------    -------------    -------------
Cash and Cash Equivalents At End Of Period                                                   $0               $0              $56
                                                                                   =============    =============    =============

See Accompanying Notes

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                   STATEMENT OF ACCOUNTS RECEIVABLE AGING AND
                     AGING OF POSTPETITION ACCOUNTS PAYABLE
                       For the month ended March 31, 1999


Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)


================================================================================
ACCOUNTS RECEIVABLE AGING
--------------------------------------------------------------------------------
                         $21,099,488   0 - 30 days old
                ----------------------------------------------------------------
                          13,109,772  31 - 60 days old
                ----------------------------------------------------------------
                           5,399,436  61 - 90 days old
                ----------------------------------------------------------------
                          10,253,315  91+ days old
                ----------------------------------------------------------------
                          49,862,011  TOTAL TRADE ACCOUNTS RECEIVABLE
                ----------------------------------------------------------------
                        (14,893,000)  ALLOWANCE FOR UNCOLLECTIBLE ACCOUNTS
                ----------------------------------------------------------------
                          34,969,011  TRADE ACCOUNTS RECEIVABLE (NET)
                ----------------------------------------------------------------
                           2,301,125  OTHER NON-TRADE RECEIVABLES
                ----------------------------------------------------------------
                        $ 37,270,136  ACCOUNTS RECEIVABLE, NET
================================================================================



================================================================================
AGING OF POSTPETITION ACCOUNTS PAYABLE
--------------------------------------------------------------------------------
                       0-30         31-60        61-90     91+
                       Days         Days         Days      Days        Total
------------------------------------------
ACCOUNTS PAYABLE   $ 7,286,079     47,929          0         0      $7,334,008
================================================================================

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         STATEMENT OF OPERATIONS, TAXES,
                             INSURANCE AND PERSONNEL
                       For the month ended March 31, 1999


Debtor Name:      MobileMedia Corporation et al.


Case Number:      97-174 (PJW)


======================================================================================================================
STATUS OF POSTPETITION TAXES

======================================================================================================================
                                          BEGINNING         AMOUNT                         ENDING
                                             TAX           WITHHELD         AMOUNT           TAX         DELINQUENT
                                          LIABILITY       OR ACCRUED         PAID         LIABILITY        TAXES
----------------------------------------------------------------------------------------------------------------------
FEDERAL
======================================================================================================================
WITHHOLDING                                $         0     $ 2,208,373     $ 2,208,373    $         0         $     0
----------------------------------------------------------------------------------------------------------------------
FICA-EMPLOYEE                                        0         934,792         934,792              0               0
----------------------------------------------------------------------------------------------------------------------
FICA-EMPLOYER                                  147,720       1,952,956       1,863,301        237,375               0
----------------------------------------------------------------------------------------------------------------------
UNEMPLOYMENT                                    12,282          33,530          32,869         12,943               0
----------------------------------------------------------------------------------------------------------------------
INCOME                                               0               0               0              0               0
----------------------------------------------------------------------------------------------------------------------
TOTAL FEDERAL TAXES                            160,002       5,129,651       5,039,335        250,318               0
======================================================================================================================
STATE AND LOCAL
======================================================================================================================
WITHHOLDING                                     37,451         357,807         357,807         37,451               0
----------------------------------------------------------------------------------------------------------------------
SALES                                        1,007,618       1,194,093       1,075,791      1,125,920               0
----------------------------------------------------------------------------------------------------------------------
UNEMPLOYMENT                                    53,605         174,110         165,397         62,318               0
----------------------------------------------------------------------------------------------------------------------
REAL PROPERTY                                2,011,431         401,707         239,328      2,173,810               0
----------------------------------------------------------------------------------------------------------------------
OTHER                                        4,917,659         872,126       1,094,133      4,695,652               0
----------------------------------------------------------------------------------------------------------------------
TOTAL STATE AND LOCAL                        8,027,764       2,999,843       2,932,456      8,095,151               0
======================================================================================================================
TOTAL TAXES                                $ 8,187,766     $ 8,129,494     $ 7,971,791    $ 8,345,469          $    0
======================================================================================================================

========================================================================================================================
                                         PAYMENTS TO INSIDERS AND PROFESSIONALS
                                           For the month ended March 31, 1999
========================================================================================================================

========================================================================================================================
                                                        INSIDERS
-----------------------------------------------------------------------------------------------------------------------
         Payee Name                      Position                Salary/Bonus/         Reimbursable
                                                                Auto Allowance           Expenses           Total
-----------------------------------------------------------------------------------------------------------------------
Alvarez & Marsal Inc. -        Chairman - Restructuring                $   54,167              $     0        $ 54,167
Joseph A. Bondi
-----------------------------------------------------------------------------------------------------------------------
Burdette, H. Stephen           Senior VP Corporate           (1)          102,000                1,411         103,411
                               Development and Senior VP
                               Operations
-----------------------------------------------------------------------------------------------------------------------
Grawert, Ron                   Chief Executive Officer                                           4,402          35,171
                                                                           30,769
-----------------------------------------------------------------------------------------------------------------------
Gray, Patricia                 Secretary/VP and General      (1)           74,646                    0          74,646
                               Counsel
-----------------------------------------------------------------------------------------------------------------------
Gross, Steven                  Executive VP Sales &          (1)          113,769                1,868         115,637
                               Marketing
-----------------------------------------------------------------------------------------------------------------------
Hilson, Debra                  Assistant Secretary           (1)           22,848                    0          22,848
-----------------------------------------------------------------------------------------------------------------------
Pascucci, James                Treasurer                     (1)           38,800                    0          38,800
-----------------------------------------------------------------------------------------------------------------------
Panzella, Vito                 VP / Controller               (1)           42,112                    0          42,112
-----------------------------------------------------------------------------------------------------------------------
Witsaman, Mark                 Senior VP and Chief           (1)          103,669                3,496         107,165
                               Technology Officer
-----------------------------------------------------------------------------------------------------------------------
                                                                            TOTAL PAYMENTS TO INSIDERS       $ 593,957
========================================================================================================================

(1) Includes payment of bonuses made in March 1999 in accordance with the Company's 1998 Management Incentive Plan. Excludes 19 non-executive officers of subsidiaries who were paid salaries, bonuses and reimbursable expenses in the aggregate of $994,866.

======================================================================================================================
                                  PAYMENTS TO INSIDERS AND PROFESSIONALS (Continued)
                                          For the month ended March 31, 1999
======================================================================================================================

======================================================================================================================
                                                     PROFESSIONALS
----------------------------------------------------------------------------------------------------------------------
                                                                                                       Holdback and
                                                      Date of                                            Invoice
              Name and Relationship                    Court          Invoices          Invoices         Balances
                                                     Approval       Received (1)          Paid              Due
----------------------------------------------------------------------------------------------------------------------
1.  Ernst & Young - Auditor, Tax and Financial        1/30/97         $  951,707      $  173,337        $1,517,558
       Consultants to Debtor
----------------------------------------------------------------------------------------------------------------------
2.  Latham & Watkins - Counsel to Debtor              1/30/97             45,247         181,226           197,737
----------------------------------------------------------------------------------------------------------------------
3.  Alvarez & Marsal Inc.- Restructuring              1/30/97                  -         147,523           253,454
       Consultant to Debtor (2)
----------------------------------------------------------------------------------------------------------------------
4.  Sidley & Austin - Bankruptcy Counsel to           1/30/97            552,990         378,348         1,108,291
       Debtor
----------------------------------------------------------------------------------------------------------------------
5.  Young, Conaway, Stargatt & Taylor - Delaware      1/30/97             11,175          25,914            22,323
       Counsel to Debtor
----------------------------------------------------------------------------------------------------------------------
6.  Wiley, Rein & Fielding - FCC Counsel to           1/30/97            222,032          98,993           352,017
       Debtor
----------------------------------------------------------------------------------------------------------------------
7.  Koteen & Naftalin - FCC Counsel to  Debtor        6/11/97                  -               -             3,945
----------------------------------------------------------------------------------------------------------------------
8.  Houlihan, Lokey, Howard & Zukin - Advisors        6/04/97                  -               -            90,000
       to the Creditors' Committee
----------------------------------------------------------------------------------------------------------------------
9.  Jones, Day, Reavis & Pogue - Counsel to the       4/03/97             89,024          34,632           221,641
       Creditors' Committee
----------------------------------------------------------------------------------------------------------------------
10. Morris, Nichols, Arsht & Tunnell - Delaware       4/03/97             11,865           2,668            14,026
       Counsel to the Creditors' Committee
----------------------------------------------------------------------------------------------------------------------
11. Paul, Weiss, Rifkind, Wharton & Garrison -        4/25/97                623           2,594             2,334
       FCC Counsel to the Creditors' Committee
----------------------------------------------------------------------------------------------------------------------
12. The Blackstone Group LP - Financial Advisors      7/10/97            125,771               -           300,771
       to Debtor
----------------------------------------------------------------------------------------------------------------------
13. Gerry, Friend & Sapronov, LLP. - Counsel to      10/27/97             12,837               -           112,299
       Debtor
----------------------------------------------------------------------------------------------------------------------
                             TOTAL                                    $2,023,271       1,045,235        $4,196,396
======================================================================================================================

(1) Excludes invoices for fees and expenses through March 31, 1999 that were received by the Debtors subsequent to March 31, 1999.

(2) Includes fees and expenses for David R. Gibson, Senior Vice President and Chief Financial Officer (effective June 24, 1997).

======================================================================================================================
ADEQUATE PROTECTION PAYMENTS
For the month ended March 31, 1999
======================================================================================================================
                                                              SCHEDULED            AMOUNTS
                                                               MONTHLY              PAID                TOTAL
                                                               PAYMENTS            DURING               UNPAID
NAME OF CREDITOR                                                 DUE                MONTH            POSTPETITION
======================================================================================================================
The Chase Manhattan Bank - (Interest)                        $3,112,574         $ 3,112,574*            $     0
======================================================================================================================

* Payment made on 03/31/99.


======================================================================================================================
QUESTIONNAIRE
For the month ended March 31, 1999                                                                  YES        NO
======================================================================================================================
1. Have any  assets  been  sold or  transferred  outside  the  normal  course of
   business this No reporting period?                                                                          No
----------------------------------------------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other than a debtor in possession account?                  No
----------------------------------------------------------------------------------------------------------------------
3.  Are any postpetition receivables (accounts, notes, or loans) due from related parties?                     No
----------------------------------------------------------------------------------------------------------------------
4.  Have any payments been made of prepetition liabilities this reporting period?                   Yes
----------------------------------------------------------------------------------------------------------------------
5.  Have any postpetition loans been received by the debtor from any party?                         Yes
----------------------------------------------------------------------------------------------------------------------
6.  Are any postpetition payroll taxes past due?                                                               No
----------------------------------------------------------------------------------------------------------------------
7.  Are any postpetition state or federal income taxes past due?                                               No
----------------------------------------------------------------------------------------------------------------------
8.  Are any postpetition real estate taxes past due?                                                           No
----------------------------------------------------------------------------------------------------------------------
9.  Are any postpetition taxes past due?                                                                       No
----------------------------------------------------------------------------------------------------------------------
10. Are any amounts owed to postpetition creditors past due?                                                   No
----------------------------------------------------------------------------------------------------------------------
11. Have any prepetition taxes been paid during the reporting period?                               Yes
----------------------------------------------------------------------------------------------------------------------
12. Are any wage payments past due?                                                                            No
======================================================================================================================

    If the answer to any of the above questions is "YES", provide a detailed explanation of each item.

Item 4 & 11. The Court has authorized the Debtors to pay certain pre-petition creditors. These permitted pre-petition payments include (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors;
             (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) property taxes; (vii) customer refunds; and (viii) customer rewards.

Item 5. During the month of March 1999, the Company borrowed $3 million under the DIP facility.

======================================================================================================================
                                                       INSURANCE
                                          For the month ended March 31, 1999
======================================================================================================================

                         There were no changes in insurance coverage for the reporting period.
======================================================================================================================

======================================================================================================================
                                    PERSONNEL
                       For the month ended March 31, 1999
----------------------------------------------------------------------------------------------------------------------
                                                                                          Full Time       Part Time
----------------------------------------------------------------------------------------------------------------------
1.  Total number of employees at beginning of period                                         2,876             20
----------------------------------------------------------------------------------------------------------------------
2.  Number of employees hired during the period                                                  8              4
----------------------------------------------------------------------------------------------------------------------
3.  Number of employees terminated or resigned during the period                                21              2
----------------------------------------------------------------------------------------------------------------------
4.  Total number of employees on payroll at end of period                                    2,863             22
======================================================================================================================